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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     April 13, 2004
                                                     --------------


                                ICU MEDICAL, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                     0-19974                   33-0022692
          --------                     -------                   ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

951 Calle Amanecer, San Clemente, California                        92673
--------------------------------------------                        -----
 (Address of principal executive offices)                         (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events and Regulations FD Disclosure
         ------------------------------------------

         On April 13, 2004 ICU Medical, Inc. announced a revised time of its first quarter 2004 earnings release conference call.


Item 7.  Financial Statements and Exhibits
         ---------------------------------
         (c) Exhibits

         99.1 Press release, dated April 13, 2004 announcing a revised time of ICU Medical, Inc.'s first quarter 2004 earnings conference call.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 13, 2004

                                         ICU MEDICAL, INC.


                                         /s/ Francis J. O'Brien
                                         -----------------------------------
                                         Francis J. O'Brien
                                         Secretary, Treasurer and
                                         Chief Financial Officer